Exhibit 10.1

AMENDED AND RESTATED ASSET PURCHASE AGREEMENT

资产购买协议

This Amended and Restated Asset Purchase Agreement (this “Agreement”) is entered into as of April 16, 2021, between Chengdu RiZhanYunJisuan Co., Ltd., a company incorporated in the People’s Republic of China (“Seller”), and Code Chain New Continent Limited, a Nevada corporation (“Buyer”). Capitalized terms used in this Agreement have the meanings given to such terms herein.

本资产购买协议（“本协议”）于2021年4月16日，由一家在中华人民共和国设立的公司，成都日瞻云计算有限公司（ “卖方”），与一家内华达州公司，Code Chain New Continent Limited （“买方”）共同签署。本协议使用大写术语含义如下所述。

RECITALS

序言

WHEREAS, Seller and Buyer entered into certain Asset Purchase Agreement, dated as of February 23, 2021 (the “Original Agreement”);

鉴于，卖方与买方于2021年2月23日签署了资产购买协议（原协议）

WHEREAS, the Seller and Buyer desire, solely on the terms and subject to the conditions set forth herein, to amend certain terms and conditions and restate the Original Agreement;

鉴于，基于本协议条款和条件，卖方与买方希望修改并重述原协议；

WHEREAS, Seller is the owner of 10,000 Innosilicon T2T model (the “Assets”); and

鉴于，卖方是10,000 台T2T型 Innosilicon（“资产”）的所有人；

WHEREAS, Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, the Assets, subject to the terms and conditions set forth herein; and

鉴于，基于本协议条款和条件，卖方希望出售给买方，买方希望从卖方处购买资产；且

WHEREAS, Buyer has completed its due diligence and valuation appraisal of the Assets.

鉴于，买方已完成对资产进行的尽职调查以及估值。

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

现，因此，根据本协议双方的承诺和合意，和双方认可的良好充分的对价，协议双方同意如下:

ARTICLE I
Purchase and Sale

第一条 买卖

Section 1.01 Purchase and Sale of Assets. Subject to the terms and conditions set forth herein, at the Closing, Seller shall sell to Buyer, and Buyer shall purchase from Seller, the Assets.

1.01 买卖资产。基于本协议条款和条件，在交割时，卖方出售给买方，买方向卖方购买资产。

Section 1.02 Liabilities. Subject to the terms and conditions set forth herein, Buyer shall not assume and shall not be responsible to pay, perform, or discharge no liabilities, obligations, or commitments of any nature whatsoever, whether asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured, or otherwise, of the Assets.

1.02 责任。基于本协议条款和条件，买方不承担并且无责任支付、履行，或者豁免资产上的任何性质的责任、义务或承诺，而无论其是确定的或不确定的、已知的或未知的、现有的或或有的、累积的或不累积的、到期的或未到期的或其他类似情况。

Section 1.03 Title. All right, title and interest to the Assets shall pass to Buyer, free and clear of Encumbrances (as defined in Section 3.02) on the Closing Date (as defined in Section 2.01) by operation of law.

1.03 所有权。有关资产的所有权利、所有权和利益将于交割日（定义见2.01）转移给买方，并且不存在任何权利负担（定义见3.02）。

Section 1.04   Warranty. Seller hereby transfers and assigns to Buyer any and all warranties with respect to the Assets to Seller in connection with its original purchase of the Assets, and Seller provides the Buyer with full benefit of the warranty over the lifetime of assets.

1.04 质保。卖方在此向买方转让和让与有关资产的所有与资产原始购买相关的质保，并且卖方提供买方相关资产寿命期内的质保权益。

Section 1.05 Expenses. Seller shall retain only physical possession of and manage the operation and upkeep of the Assets after the Closing Date. All costs and expenses incurred in connection with the operation of the Assets shall be paid by the Seller.

1.05 费用。卖方将只保留在交割后对资产进行物理上的持有、管理及维护。所有关于资产运营的成本和费用由卖方承担。

Section 1.06 Revenue. Seller to cause revenue and any other source of income from the operation of the Assets to be paid to the Buyer, payable in cryptocurrency to be deposited into a cryptocurrency wallet held by the Buyer on a daily basis.

1.06 收入。卖方将致使资产运营的收入或其他形式的利润，以加密货币的形式支付且保存在买方日常持有的加密货币钱包。

Section 1.07 Purchase Price. The aggregate purchase price for the Assets shall be RMB40,000,000 (the “Purchase Price”), or US$6,160,000 (based on the exchange rate as of April 8, 2021), payable in cash.

1.07 购买价格。资产总购买价格为4000万人民币（“购买价格”）或6,160,000美元（基于2021年4月8日的汇率），以现金方式支付。

Section 1.08 Performance Bonus. Buyer shall pay to Seller the following bonus upon the achievement by the operation of the Assets of the following events during the one year March 19, 2021 to March 19, 2022 (“Valuation Period”):

1.08 业绩奖励。如在交割日后一年内（“评估期”）资产运营取得下列成果，买方应向卖方支付下列奖金：

(a) RMB5,000,000 worth of common stock of Buyer (the “Bonus Shares”) if the Assets generates on behalf of Buyer each month starting on March 19, 2021 during the Valuation Period an average net profit per day per machine (“Daily Profit”) that is equal to RMB 200,000 and a net profit per month per machine (“Monthly Profit”) that is equal to RMB6,000,000.

（a） 如果在评估期内自2021年3月19日起每个月内代表买方产生的每天每台机器的平均净利润（“日净利”）等于200,000人民币，并且每月每台机器的净利润（“月净利”）等于6,000,000人民币，则奖励为价值人民币500万元的买方普通股（“奖励股票”）.

(b) If the Daily Profit is less than RMB 200,000 and Monthly Profit is less than RMB6,000,000 during any month, the Buyer will not issue any shares to the Seller. Such month will be considered a “Re-evaluated Month” for purpose of subsection (e) hereunder.

（b） 如果某月日净利低于200,000人民币且月净利低于6,000,000人民币，该月买方不发行股票。这些未达标的月份会被作为“重估月”用于下述（e）条款。

(c) If the Daily Profit is more than RMB 200,000 and Monthly Profit is more than RMB6,000,000 during any month, in additional to the Bonus Shares, the Buyer shall issue to the Seller additional shares of common stock in proportion to the amount that is in excess.

（c） 如果日净利高于200,000人民币且月净利高于6,000,000人民币，在奖励股票的基础上，买方对超额部分依比例发售额外的股票。

(d) Such Daily Profit and Monthly Profit shall be determined on a monthly basis on the first day of the next month. Such Bonus Shares and additional shares pursuant to Section 1.08(c), when applicable, shall be issued on the fifteenth day of the next month. Notwithstanding the foregoing, the Bonus Shares and additional shares pursuant to Section 1.08(c) of the month of March 2021 and April 2021, if appliable, shall be issued on or after May 25, 2021.

（d）日净利在次月一日进行计算。奖励股票和1.08（c）规定的超额股票，如适用，应于次月十五日发行。尽管有上述规定，但2021年3月和4月的奖励股票和1.08（c）规定的超额股票，如适用，应于2021年5月25日或之后发行。

(e) At the end of the Valuation Period, Seller and Buyer shall aggregate the Monthly Profit of such Re-evaluated Month(s) (the “Aggregate Profit”) and shall issue RMB5,000,000 worth of common stock of Buyer for every RMB6,000,000 in Aggregate Profit on a pro rata basis.

（e）一年评估期到期时，买方与卖方将所有重估月的月净利相加后算出整数，买方一次性对这部分的净利润发放股票奖励 ,按照 600万元人民币净利润对照 价值500万元人民币股票的比例计算。

(f) For any month has 28 days or 31 days, the Monthly Profit is calculated based on the actual number of days in the month.

（f）该月份如为28天，或为31天时，依该月实计天数计算该月指标。

(g) Total number of shares, including the Bonus Shares, issuable pursuant to this Agreement shall in no event be more than 19.99% of the total shares issued and outstanding of Buyer as of the date of this Agreement.

（g） 根据本协议，以及包括本1.09条发行的奖励股票在内的总发行股数任何情况下不得超过本协议签署日买方所有发行和存在的普通股股的19.99%。

ARTICLE II
Closing

第二条 交割

Section 2.01 Closing. Subject to the terms and conditions of this Agreement, the consummation of the transactions contemplated by this Agreement (the “Closing”) shall be subject to completion of satisfactory legal and financial due diligence of the Buyer and take place at such other time or place or in such other manner as Seller and Buyer may mutually agree upon in writing. The date on which the Closing is to occur is herein referred to as the “Closing Date.”

2.01 交割。根据本协议的条款和条件，本协议下预计的交易完成(“交割”)应以完成令买方满意的法律和财务尽职调查为条件，并在卖方和买方书面同意的其他时间或地点或以其他方式进行。交割发生的日期在此称为“交割日”。

ARTICLE III
Representations and warranties of seller

第三条 卖方的保证与陈述

Seller represents and warrants to Buyer that the statements contained in this Article III are true and correct as of the date hereof.

卖方向买方声明并保证，截至本协议日期本第三条中包含的陈述是真实和正确的。

Section 3.01 Organization and Authority of Seller. Seller is a corporation duly organized, validly existing, and in good standing under the Laws of the PRC. Seller has full corporate power and authority to enter into this Agreement and the and the other agreements, instruments, and documents required to be delivered in connection with this Agreement or at the Closing (collectively, the “Transaction Documents”) to which Seller is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement and any other Transaction Document to which Seller is a party, the performance by Seller of its obligations hereunder and thereunder, and the consummation by Seller of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate, board, and shareholder action on the part of Seller. This Agreement and the Transaction Documents constitute legal, valid, and binding obligations of Seller enforceable against Seller in accordance with their respective terms.

3.01 卖方的架构与权限。卖方是一家根据中国法律正式组建、有效存续且信誉良好的公司。卖方作为协议的一方，其拥有签订本协议以及与本协议相关或在交割时要求交付的其他协议、文书和文件(统称为“交易文件”)的全部公司权力和授权，以履行其在本协议项下的义务，并完成本协议项下的交易。卖方签署和交付本协议和卖方作为一方的任何其他交易文件、卖方履行其在本协议项下的义务以及卖方完成本协议项下的交易已得到卖方所有必要的公司、董事会和股东行为的正式授权。本协议和交易文件构成卖方的合法、有效和有约束力的义务，可根据其各自的条款对卖方强制执行。

Section 3.02 No Conflicts or Consents. The execution, delivery, and performance by Seller of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the certificate of incorporation, by-laws, or other governing documents of Seller; (b) violate or conflict with any provision of any statute, law, ordinance, regulation, rule, code, constitution, treaty, common law, other requirement, or rule of law of any Governmental Authority (collectively, “Law”) or any order, writ, judgment, injunction, decree, stipulation, determination, penalty, or award entered by or with any Governmental Authority (“Governmental Order”) applicable to Seller or the Assets; (c) require the consent, notice, declaration, or filing with or other action by any individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association, or other entity (“Person”) or require any permit, license, or Governmental Order; (d) violate or conflict with, result in the acceleration of, or create in any party the right to accelerate, terminate, modify, or cancel any Contract to which Seller is a party or by which Seller is bound or to which any of the Assets are subject (including any Assigned Contract); or (e) result in the creation or imposition of any charge, claim, pledge, equitable interest, lien, security interest, restriction of any kind, or other encumbrance (“Encumbrance”) on the Assets.

3.02 无冲突或同意。卖方签署、交付和履行本协议及其作为一方的其他交易文件，以及完成本协议的交易时，不得也不会：(a)违反或抵触公司注册证书、公司章程或卖方其他管理文件的任何规定；(b)违反或抵触任何法令、法律、条例、规定、规则、法规、章程、条约、普通法、其他要求或政府机构制定的任何法律规则（统称为“法律”），或由任何政府机构制定的或与之相关的适用于卖方或其资产的任何命令、令状、判决、禁令、法令、规定、决定、处罚或奖励（统称为“政府法令”）；(c)要求任何个人、公司、合伙企业、合资企业、有限责任公司、政府机构、非法人组织、信托、协会或其他实体(“人”)的同意、通知、声明、备案或其他行动，或要求任何许可、执照或政府命令；(d)违反或抵触、导致加速到期或时任何一方产生加速到期、终止、修改或取消卖方为一方或卖方受其约束或任何资产受其约束的任何合同(包括任何转让合同)的权利；或(e)导致在资产上产生或附加任何质押、索赔、抵押、衡平法权益、留置权、担保权益、任何种类的限制或其他权利负担(“权利负担”)。

Section 3.03 Title to Assets. Seller has good and valid title to all of the Assets, free and clear of Encumbrances.

3.03 资产所有权。卖方对所有资产享有良好且有效的所有权，没有权利负担。

Section 3.04 Compliance with Laws. Seller is in compliance with all Laws applicable to the use of the Assets.

3.04 遵守法律。卖方遵循所有适用于资产使用的法律。

Section 3.05 Regulatory Approvals. No regulatory approval or filing with, notice to, or waiver from any governmental authority is required to be obtained or made by Seller: (a) in connection with the execution and delivery of, and performance by Seller of its obligations under, this Agreement or the consummation of the transactions contemplated hereby; (b) to transfer any and all rights and benefits thereunder to Buyer; or (c) to the knowledge of the Seller, to permit the Buyer to operate the Assets as contemplated.

3.05 监管批准。如下情形中卖方无需获得或做出任何政府机构的监管批准或备案、通知或弃权：(a)与卖方执行、交付和履行本协议项下的义务或完成本协议项下预期的交易相关；(b)将本协议项下的任何及所有权利和利益转让给买方；或(3)据卖方所知，准许买方按照预期运营资产。

Section 3.06 Intellectual Property.  The Assets do not violate or infringe the intellectual property of any third party and Buyer will have all rights to intellectual property (without the need to make any payments in connection therewith) required to operate the Assets in the manner currently contemplated.

3.06 知识产权。资产不违反或侵犯任何第三方的知识产权，且买方拥有以当前方式运营资产预期所需的所有知识产权（无需支付任何相关费用）。

Section 3.07 Full Disclosure. No representation or warranty by Seller in this Agreement or any certificate or other document furnished or to be furnished to Buyer pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

3.07 充分披露。卖方在本协议中的陈述或保证，或根据本协议提供或将提供给买方的任何证书或其他文件，均不包含任何对重要事实的虚假陈述，或忽略陈述重要事实以根据其做出的情况使得其中包含的陈述不具有误导性。

ARTICLE IV
Representations and warranties of buyer

第四条 买方的保证和陈述

Buyer represents and warrants to Seller that the statements contained in this Article IV are true and correct as of the date hereof.

买方向卖方声明并保证，自本协议签订之日起，本第四条中包含的陈述和保证是真实和正确的。

Section 4.01 Organization and Authority of Buyer. Buyer is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Nevada. Buyer has full corporate power and authority to enter into this Agreement and the other Transaction Documents to which Buyer is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Buyer of this Agreement and any other Transaction Document to which Buyer is a party, the performance by Buyer of its obligations hereunder and thereunder, and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement and the Transaction Documents constitute legal, valid, and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms.

4.01 买方的架构及权限。买方是一家根据内华达州法律合法成立、有效存续并信誉良好的公司。买方拥有完全的法人权限和授权，以签订本协议和买方作为一方的其他交易文件，履行其在本协议项下的义务，并完成本协议中预期的交易。买方签署并交付本协议和买方作为一方的任何其他交易文件，买方履行其在本协议项下的义务，并完成本协议项下预期的交易，已得到买方所有必要的公司作出的正式授权。本协议和交易文件构成买方的合法、有效和有约束力的义务，并根据各自的条款对买方强制执行。

Section 4.02 No Conflicts; Consents. The execution, delivery, and performance by Buyer of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the certificate of incorporation, by-laws, or other organizational documents of Buyer; (b) violate or conflict with any provision of any Law or Governmental Order applicable to Buyer; or (c) require the consent, notice, declaration, or filing with or other action by any Person or require any permit, license, or Governmental Order.

4.02 无冲突；同意。买方对本协议和其作为一方的其他交易文件的签署、交付和履行，以及据此预期的交易的完成，没有也不会：(a) 违反或与买方的公司注册证书、章程或其他组织文件的任何规定相冲突；(b) 违反或与适用于买方的任何法律或政府命令的任何规定相冲突；或(c) 要求任何人的同意、通知、声明或提交以及其他行动，或要求任何许可、许可证或政府命令。

Section 4.03 Legal Proceedings. There are no Actions pending or, to Buyer’s knowledge, threatened against or by Buyer that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

4.03 诉讼。不存在任何未决诉讼，或就买方所知，可能会发生的针对买方或由买方提起的挑战或寻求阻止、禁止或以其他方式延迟本协议预期的交易的诉讼。不存在已发生的可能产生上述诉讼或诉讼通知的事件或情况。

ARTICLE V
term

第五条 期限

Section 5.01 Term. The term of this Agreement (the “Term”) shall be one year and may be renewable upon mutual agreement by the parties.

5.01 期限。本协议的期限（“期限”)为一年，并可以在双方达成一致情况下续约。。

ARTICLE VI
Miscellaneous

第六条 其他

Section 6.01 Notices. All notices, claims, demands, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient, or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.

6.01 通知。本协议项下的所有通知、索赔、要求和其他通信均应采用书面形式，并在以下情况应被视为已发出：(a) 当由专人交付时(须有书面的收悉确认); (b) 若由全国认可的隔夜快递公司发出，则收件人收到时(需提供收据); (c) 以传真或电子邮件发送PDF文件(并确认传送)的日期(如在收件人的正常工作时间内发送)，若在收件人的正常工作时间以外发送，则以下一个工作日为准，或(d) 在邮资已预付的挂号或挂号信寄出后第三天（需要回执）。

Section 6.02 Entire Agreement. This Agreement and the other Transaction Documents constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the other Transaction Documents, the statements in the body of this Agreement will control.

6.02 协议完整性。就本协议和本协议中所包含的标的而言，本协议及其他交易文件构成本协议各方唯一且完整的协议，并取代所有先前和同期就该事项达成的书面和口头理解和协议。如果本协议正文中的表述与其他交易文件中的表述有任何不一致之处，则以本协议正文中的表述为准。

Section 6.03 Governing Law; Submission to Jurisdiction;

6.03 管辖法律；管辖权的申请

(a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction). Any legal suit, action, proceeding, or dispute arising out of or related to this Agreement, the other Transaction Documents, or the transactions contemplated hereby or thereby may be instituted in the federal courts of the United States of America or the courts of the State of New York in each case located in the city of New York and county of New York, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, proceeding, or dispute.

(a) 本协议受纽约州的国内法律管辖并根据其进行解释，但不包括冲突法或规范 (无论是纽约州或任何其他司法管辖区的)。因本协议、其他交易文件或据此预期的交易而产生的或与之相关的任何法律诉求、诉讼、程序或争议，均可向位于纽约市和纽约州的美国联邦法院或纽约州法院提起诉讼，在任何该等诉求、诉讼、程序或争议中，各方不可撤销地服从该等法院的专属管辖权。

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized. 兹证明，双方已在本协议首次写明的日期由其正式授权的人员签署

成都日瞻云计算有限公司

Chengdu RiZhanYunJisuan Co., Ltd.

By	/s/ Tao Ouyang
签字：
Name:	Tao Ouyang
姓名：
Title:
职位

Code Chain New Continent Limited

By	/s/ Weidong Feng
签字：
Name:	Weidong (David) Feng
姓名：
Title:	Co-CEO
职位：	联合首席执行官